UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                              Amendment Number One
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 January 3, 2006
              Event Date requiring this Amendment: January 8, 2006
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                        CHINA DIRECT TRADING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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          FLORIDA                      0-28331                    84-1047159
(State of Incorporation or      (Commission File Number)      (I.R.S. Employer
      organization)                                          Identification No.)

                               10400 Griffin Road
                                    Suite 109
                           Cooper City, Florida 33328
                    (Address of principal executive offices)

                                 (954) 252-3440
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

INCREASE IN CREDIT LINE COMMITMENT FROM $500,000 TO $637,000. As previously reported, China Direct Trading Corporation (CHDT) has received a credit line commitment of $500,000 from its chief executive officer and president, Howard Ullman, and three CHDT directors, Jeffrey Postal, Lorenzo Lamadrid and Laurie Holtz (collectively, the "lenders"). The credit line is to be used solely to fund the cash portion of any acquisition or investment by CHDT. CHDT intends to aggressively pursue one or more acquisitions or investments consistent with its strategic vision, as set forth below, in Fiscal Year 2006.

On January 8, 2006, that credit line commitment was increased to $637,000 by an additional pledge of $137,000 in funds by Howard Ullman, CHDT Chief Executive Officer and President. The additional funding was deemed necessary by the lenders to enhance CHDT's ability to attract and negotiate a potential investment or acquisition in fiscal year 2006. CHDT is seeking to consummate an investment or acquisition in the first quarter of Fiscal Year 2006 that is consistent with the strategic plan set forth below. The $637,000 has been collected by the lenders and will be deposited in an escrow account in a Florida bank during the week of January 8, 2006. The escrow account will be controlled by Howard Ullman, as agent for the lenders.

Under the revised credit line, CHDT has 4 years to repay any advances of credit, which repayment shall be made in calendar quarterly interest-only payments for the first 24 months of the term and equal calendar quarterly principal and interest installment payments for the last 24 months of the term. The interest rate for any loan under the revised credit line is 8.5% per annum. Upon demand, any lender may convert all or a portion of any unpaid principal or interest into "restricted" shares (as defined in Rule 144 of the Securities Act of 1933, as amended) of a new class of CHDT preferred stock ("Preferred Stock"). The rights, designations and privileges of the Preferred Stock will be negotiated between the Company and the lenders; provided, however, that the Preferred Stock is convertible into "restricted" shares of CHDT Common Stock, $0.0001 par value per share, ("Common Stock") at a conversion ratio that entitles the lenders to receive an aggregate of 42"restricted" shares of Common Stock (to be adjusted for any future stock split or recapitalization). The conversion ratio is based on the principal amount of the debt ($637,000) divided by $0.015 per share of Common Stock. Any shares of Common Stock issued in a conversion of the Preferred Stock have piggyback registration rights under the agreement between the Company and the lenders for the credit line.

CHDT has been engaged in an ongoing process of seeking investment or acquisition or merger opportunities with one or more companies that can potentially enhance China Direct's revenues and net worth as well as possibly contribute a positive cash flow and enhance shareholder value beyond the capability of CHDT's current core business line. As such, CHDT is interested in investing in or acquiring companies that could benefit from exploiting CHDT's contacts with Chinese manufacturing firms. CHDT's strategic plan has traditionally been to remain a trading company with low overhead and focused on exploiting its contacts with Chinese manufacturers to meet CHDT's customers' needs. CHDT has concluded that ownership of or investment in companies that are established distributors in the U.S. and potential distribution channels of Chinese-made products in the U.S. should be considered as part of the overall strategy to exploit CHDT's contacts with over 30 Chinese manufacturing companies.

CHDT is a "penny stock" company with limited cash reserves, cash flow and few tangible assets. Further, CHDT does not have any primary market makers to support the public market for the CHDT Common Stock. The foregoing factors limit the ability of CHDT to raise money from traditional debt or equity funding sources on commercially reasonable terms. CHDT has historically been forced to raise funding for operations and to fund its strategic plan from the sale of its shares of Common Stock to investors or to seek loans or make stock sales to senior members of CHDT management. Such sales tend to dilute current public shareholders' ownership stake in CHDT and tend to depress the market price for CHDT Common Stock, but are, in the opinion of the CHDT, more commercially reasonable than the very limited, alternative sources of funding and financing. One of the reasons that CHDT wants to make an investment or acquisition consistent with its above stated strategic plan is to attempt to increase CHDT's net worth, asset base, cash flow, cash reserves and market support in an effort to enhance CHDT's ability to seek traditional forms of debt and equity financing or funding on better commercial terms and conditions than currently available to CHDT. While there can be no assurances that such investment or acquisition by CHDT will actually allow CHDT to achieve that goal or will actually enhance CHDT's net worth, asset base, cash flow, cash reserves and market support, CHDT believes that an investment or acquisition consistent with the above strategic plan is the most cost effective and efficient means of trying to accomplish the aforementioned business goals and to achieve any substantial enhancement of CHDT's and its public shareholders' best interests.

The foregoing description of the credit line does not purport to be complete and is qualified in its entirety by reference to the Credit Line Agreement, which are filed as Exhibit 2.1 hereto.

ITEM 9.01 FINANCIAL STATES AND EXHIBITS

(c) EXHIBITS

The following exhibits are filed with this Report:


EXHIBIT NUMBER                      DESCRIPTION

EXHIBIT #22.1 Form of Amended and Revised Credit Line Agreement, dated January 8, 2006, by and among Messrs. Ullman, Postal, Lorenzo and Holtz.


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EXHIBIT #99.1 Press  Release,  dated  January 8, 2006,  by China Direct  Trading
Corporation reporting increase in credit line commitment.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA DIRECT TRADING CORPORATION

                                    Date:    January 10,  2005

                                    By: /s/ Howard Ullman_______________________
                                    Howard Ullman, Chief Executive Officer,
                                    President and Chairman